UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
February 26, 2009

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On February 23, 2009, the Board of Directors of General Maritime Corporation (the “Company”) voted unanimously to approve a revision to the Company’s Code of Ethics (the “Code”), which applies to all of the Company’s employees, directors, officers and agents. The revised Code sets forth the Company’s policy and procedures regarding facilitating or expediting payments to lower level foreign officials for routine governmental action under the U.S. Foreign Corrupt Practices Act.

A copy of the Code is attached to this Current Report on Form 8-K as Exhibit 14.1 and is incorporated herein by reference. A copy of the Code is also available on the Company’s website at www.generalmaritimecorp.com.

Item 7.01. Regulation FD Disclosure.

The Company today disclosed the following information:

The Company disclosed on its website that with respect to time charter coverage, its total contracted revenue for 2009 is expected to be approximately $250,000,000.

The Company made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2009 with respect to the following items:

2009 Estimate

Estimated 2009 General and Administrative Expenses (1)	$38,000,000
Estimated 2009 Restricted Stock Compensation Expense (1)	10,000,000
Estimated 2009 Daily Direct Vessel Operating Expenses (2)
- Aframax	8,150
- Suezmax	8,200
- Arlington Vessels fixed at $21,200,000 for 2009
Estimated 2009 Depreciation and Amortization (3)	85,000,000
Estimated 2009 Drydock Costs (4)	28,000,000
- Drydocking	21,500,000
- Capital Improvements	6,500,000

(1) Estimated General and Administrative Expenses are based on a budget and may vary, including as a result of actual incentive compensation. Estimated Restricted Stock Compensation Expense is based on grants made through December 2008 and excludes any grants for 2009.

(2) Estimated Daily Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management.

(3) Estimated Depreciation and Amortization are based on the acquisition value of the current fleet and depreciation of estimated drydocking costs.

(4) Estimated Drydock Costs represent budgeted drydocking expenditures based on management estimates. Two Aframax vessels are scheduled for drydocking in 2009, in August and October. Four Suezmax vessels are scheduled for drydocking in 2009, in April, June, August and December. The Company estimates a total of approximately 320 offhire days for 2009.

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The Company also disclosed on its website the following estimated breakeven summary for its expected results in 2009:

	Free Cash Flow After Dividend (1)	Free Cash Flow (1)	Net Income

Direct Vessel Operating Expenses (2)	$96,235,000	$96,235,000	$96,235,000
Cash General and Administrative Expenses (3)	28,000,000	28,000,000	28,000,000
Restricted Stock Compensation Expense (4)	-	-	9,950,000
Net Interest Expense (5)	43,072,000	43,072,000	43,072,000
Capital Expenditures (6)	28,000,000	28,000,000	-
Depreciation and Amortization (7)	-	-	85,562,000
Target Cash Dividends (8)	114,000,000	-	-
Total	$303,772,000	$195,307,000	$262,819,000

Contracted Time Charter Revenues (9)	(250,000,000)	(250,000,000)	(250,000,000)

Full Fleet Operating Days (10)	10690	10690	10690
Spot Fleet Operating Days (10)	2979	2979	2979

Full Fleet Daily Break-Even	$28,416	$18,270	$24,586
Spot Fleet Daily Break-Even	18,050	-	4,303

(1)	Free Cash Flow is defined as net income plus depreciation and amortization and other non cash items consisting of Restricted Stock Compensation Expense less capital expenditures.
(2)	Direct Vessel Operating Expenses is based on management’s estimates and budgets submitted by our technical managers. We believe DVOE are best measured for comparative purposes over a 12-month period.
(3)	Based on 2009 calendar year budget and defined as total G&A less amortization of Restricted Stock Compensation Expense.
(4)	Through December 2008; excludes any grants for 2009.
(5)	Interest Expense is calculated based on management estimates of the average total debt outstanding for the year times LIBOR plus the relevant margin over the relevant period.
(6)
Consists only of drydock costs and excluding any other capital expenditures such as vessel purchases.  Drydocking represents our total drydocking budget for 2009 including capital improvements as estimated by our technical managers.

(7)	Depreciation is based on the acquisition value of the current fleet and amortization of drydocking costs.
(8)	Based on the Company’s current quarterly dividend target of $0.50 per share.
(9)	Based on current time charters in effect.
(10)	Calculations are based on an average number of vessels. The amounts shown will vary based on actual results for the year.

The Company also disclosed on its website that it has booked charter rates of approximately $26,000 per day for 67% of the total number of days that its Aframax vessels are expected to be available for hire in the Company’s first quarter ending March 31, 2009. The Company has also booked charter rates of approximately $17,344 per day for 65% of the total number of days that Genmar Gulf, its only Suezmax vessel operating in the spot market, is expected to be available for hire in the Company’s first quarter ending March 31, 2009. The Company has booked the balance of available days for this vessel on a short term time charter at $28,000 per day.

These amounts are estimates and will vary based on actual results.

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“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2007 and its subsequent reports on Form 10-Q and Form 8-K. Share repurchases may be made from time to time for cash in open market transactions at prevailing market prices or in privately negotiated transactions. The timing and amount of purchases under the Company’s share repurchase program will be determined by management based upon market conditions and other factors. Purchases may be made pursuant to a program adopted under Rule 10b5-1 under the Securities Exchange Act. The program does not require the Company to purchase any specific number or amount of shares and may be suspended or reinstated at any time in the Company's discretion and without notice. Repurchases will be subject to the restrictions under the Company's existing credit facility. The Company’s ability to pay dividends in any period will depend upon factors including applicable provisions of Marshall Islands law and the final determination by the Board of Directors each quarter after its review of the Company’s financial performance.  The timing and amount of dividends, if any, could also be affected by factors affecting cash flows, results of operations, required capital expenditures, or reserves.  As a result, the amount of dividends actually paid may vary from the amounts currently estimated.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
14.1	Code of Ethics

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ John C. Georgiopoulos
Name:	John C. Georgiopoulos
Title:	Chief Administrative Officer

Date: February 26, 2009

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Ethics